EXHIBIT 99.1
First Financial Bancorp. Announces Third Quarter Results
Third Quarter Earnings per Share of $0.40
Year to Date Earnings per Share Increase of 9% Compared to 2016

Cincinnati, Ohio - October 19, 2017 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the third quarter 2017. For the three months ended September 30, 2017, the Company reported net income of $24.8 million, or $0.40 per diluted common share. These results compare to net income of $22.7 million, or $0.37 per diluted common share, for the second quarter of 2017 and $22.9 million, or $0.37 per diluted common share, for the third quarter of 2016. For the nine months ended September 30, 2017, First Financial had earnings per diluted common share of $1.16 compared to $1.05 for the same period in 2016.

Return on average assets for the third quarter of 2017 was 1.13% while return on average tangible common equity was 14.10%. These compare to a return on average assets of 1.06% and return on average tangible common equity of 13.42% in the second quarter of 2017 and a return on average assets of 1.09% and a return on average tangible common equity of 14.08% in the third quarter of 2016.

Third quarter 2017 highlights include:

•	Net income of $0.40 per diluted common share on a GAAP basis; $0.39 per diluted common on an adjusted basis as detailed on slide 6 of the accompanying slide presentation

•	Net income increased $2.1 million, or 9.2%, compared to the linked quarter; $6.7 million, or 10.3%, year to date

•	Net interest margin of 3.50% on a GAAP basis; margin increased 1 basis point to 3.57% on a fully tax equivalent basis

•	Noninterest income increased $5.5 million, or 31.4%, compared to the linked quarter

◦	Includes a $5.8 million gain from the early redemption of certain off balance sheet securitizations associated with the 2009 FDIC-assisted transactions

•	Noninterest expense increased $2.9 million, or 5.6%, compared to the linked quarter

◦	Includes $3.8 million of severance costs related to efficiency efforts as well as $0.8 million of merger-related expenses

•	Period-end loans increased $103.3 million, or 7.0% on an annualized basis

•	Average deposits increased $110.2 million, or 6.7% on an annualized basis

•	Solid credit performance with lower classified and nonperforming asset balances

Claude Davis, Chief Executive Officer, commented, “Strong earnings, solid loan growth and a stable credit environment highlighted the third quarter, which was our 108th consecutive quarter of profitability. We are pleased with our performance improvement efforts during the quarter and believe we are well-positioned to realize the full impact of these efforts during the fourth quarter."

"We remain excited about our pending merger with MainSource Financial Group. Initial regulatory applications have been filed, integration planning efforts are well under way and we have made several key determinations in relation to our post-merger organizational structure and technology platform. While we continue preparing for a successful merger, our focus remains on executing our premier business bank strategy and delivering exceptional service to our clients and shareholders."

This release announcing our third quarter 2017 financial results includes an accompanying slide presentation, which management intends to refer to during the conference call on Friday, October 20, 2017.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 20, 2017 at 8:30 a.m. Eastern Standard Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10104461. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2017, the Company had $8.8 billion in assets, $6.0 billion in loans, $6.7 billion in deposits and $915.0 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its four lines of business: Commercial and Private Banking, Retail Banking, Investment Commercial Real Estate and Commercial Finance. These business units provide traditional banking services to business and retail clients. Commercial and Private Banking includes First Financial Wealth Management, which provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.6 billion in assets under management as of September 30, 2017. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operates 102 banking centers, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

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Important Additional Information about the Merger
The Company has filed a registration statement on Form S-4 with the SEC (filed on September 22, 2017 and amended on October 17, 2017), which includes a joint proxy statement of the Company and MainSource Financial and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC.  A definitive joint proxy statement/prospectus will also be sent to the Company and MainSource Financial shareholders seeking required shareholder approvals.

Before making any voting or investment decision, investors and security holders of the Company and MainSource Financial are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction.

The documents filed by the Company and MainSource Financial with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed by the Company may be obtained free of charge at the Company’s website at http://www.bankatfirst.com and the documents filed by MainSource Financial may be obtained free of charge at MainSource Financial’ s website at https://www.mainsourcebank.com under the tab “Investor Relations.”  Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to First Financial Bancorp, Attention: Shannon M. Kuhl, Chief Legal Officer and Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202 or by calling (877) 322-9530 or from MainSource Financial upon written request to MainSource Financial Group, Inc., 2105 North State Road 3 Bypass, Greensburg, Indiana 47240, Attn: James M. Anderson, Chief Financial Officer, or by calling (812) 663-6734.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise.  No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  The communication is not a substitute for the joint proxy statement/prospectus that the Company and MainSource Financial will file with the SEC.

Cautionary Statements Regarding Forward-Looking Information
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the transaction between the Company and MainSource Financial, which are subject to numerous assumptions, risks and uncertainties.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Please refer to each of the Company’s and MainSource Financial’ s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control.  It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  In addition to factors previously disclosed in reports filed by the Company and MainSource Financial with the SEC, risks and uncertainties for the Company, MainSource Financial and the combined company include, but are not limited to:  the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource Financial’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; the inability to complete the Merger due to the failure of the Company’s or MainSource Financial’s shareholders to adopt the Merger Agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the , including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on the Company’s, MainSource Financial’s or the combined company's respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.  All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as

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required by law, neither the Company nor MainSource Financial assumes any obligation to update any forward-looking statement.

Proxy Solicitation
The Company, MainSource Financial, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s and MainSource Financial’s shareholders in favor of the approval of the Merger.  Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as previously filed with the SEC on April 13, 2017, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as previously filed with the SEC on February 24, 2017.  Information about the directors and executive officers of MainSource Financial and their ownership of MainSource Financial common stock is set forth in the proxy statement for MainSource Financial’ s 2017 annual meeting of shareholders, as previously filed with the SEC on March 24, 2017. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

Contact Information
Investors/Analysts                    Media
John Gavigan                        Lynda Crossan
Chief Financial Officer                    Marketing Director
(513) 887-5400                        (513) 979-5817
InvestorRelations@bankatfirst.com            Lynda.Crossan@bankatfirst.com

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Selected Financial Information
September 30, 2017
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2017	2017	2017	2016	2016	2017	2016
RESULTS OF OPERATIONS
Net income	$24,826	$22,736	$24,414	$23,294	$22,850	$71,976	$65,232
Net earnings per share - basic	$0.40	$0.37	$0.40	$0.38	$0.37	$1.17	$1.07
Net earnings per share - diluted	$0.40	$0.37	$0.39	$0.38	$0.37	$1.16	$1.05
Dividends declared per share	$0.17	$0.17	$0.17	$0.16	$0.16	$0.51	$0.48

KEY FINANCIAL RATIOS
Return on average assets	1.13%	1.06%	1.18%	1.11%	1.09%	1.12%	1.06%
Return on average shareholders' equity	10.85%	10.25%	11.36%	10.73%	10.62%	10.82%	10.39%
Return on average tangible shareholders' equity	14.10%	13.42%	14.98%	14.19%	14.08%	14.15%	13.88%

Net interest margin	3.50%	3.50%	3.63%	3.66%	3.61%	3.54%	3.61%
Net interest margin (fully tax equivalent) (1)	3.57%	3.56%	3.70%	3.71%	3.66%	3.61%	3.67%

Ending shareholders' equity as a percent of ending assets	10.44%	10.31%	10.32%	10.25%	10.29%	10.44%	10.29%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.25%	8.09%	8.05%	7.96%	7.97%	8.25%	7.97%
Risk-weighted assets	9.95%	9.92%	9.90%	9.73%	9.63%	9.95%	9.63%

Average shareholders' equity as a percent of average assets	10.42%	10.36%	10.36%	10.33%	10.29%	10.38%	10.21%
Average tangible shareholders' equity as a percent of
average tangible assets	8.21%	8.12%	8.06%	8.01%	7.96%	8.13%	7.84%

Book value per share	$14.74	$14.45	$14.16	$13.96	$13.90	$14.74	$13.90
Tangible book value per share	$11.36	$11.07	$10.78	$10.56	$10.50	$11.36	$10.50

Common equity tier 1 ratio (2)	10.53%	10.54%	10.59%	10.46%	10.20%	10.53%	10.20%
Tier 1 ratio (2)	10.53%	10.54%	10.59%	10.46%	10.20%	10.53%	10.20%
Total capital ratio (2)	12.98%	13.05%	13.19%	13.10%	12.82%	12.98%	12.82%
Leverage ratio (2)	8.74%	8.69%	8.69%	8.60%	8.45%	8.74%	8.45%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,902,053	$5,789,610	$5,736,513	$5,780,865	$5,743,773	$5,809,998	$5,577,497
FDIC indemnification asset	8,932	10,327	11,520	12,782	14,031	10,250	15,519
Investment securities	2,041,785	2,035,334	1,906,699	1,816,944	1,811,240	1,995,101	1,872,958
Interest-bearing deposits with other banks	37,199	20,293	40,985	19,557	22,116	32,812	22,696
Total earning assets	$7,989,969	$7,855,564	$7,695,717	$7,630,148	$7,591,160	$7,848,161	$7,488,670
Total assets	$8,716,917	$8,582,961	$8,409,071	$8,359,912	$8,322,156	$8,570,777	$8,215,370
Noninterest-bearing deposits	$1,510,032	$1,513,995	$1,499,097	$1,544,598	$1,453,842	$1,507,748	$1,427,323
Interest-bearing deposits	5,170,365	5,056,223	4,942,766	5,012,613	4,746,887	5,057,285	4,787,710
Total deposits	$6,680,397	$6,570,218	$6,441,863	$6,557,211	$6,200,729	$6,565,033	$6,215,033
Borrowings	$999,818	$995,132	$968,326	$815,928	$1,153,042	$987,874	$1,061,911
Shareholders' equity	$908,057	$889,604	$871,215	$863,509	$856,296	$889,760	$838,497

CREDIT QUALITY RATIOS
Allowance to ending loans	0.91%	0.93%	0.98%	1.01%	1.00%	0.91%	1.00%
Allowance to nonaccrual loans	181.07%	150.05%	169.85%	326.91%	314.84%	181.07%	314.84%
Allowance to nonperforming loans	109.48%	96.77%	89.25%	120.83%	114.17%	109.48%	114.17%
Nonperforming loans to total loans	0.83%	0.97%	1.10%	0.83%	0.87%	0.83%	0.87%
Nonperforming assets to ending loans, plus OREO	0.89%	1.07%	1.19%	0.94%	1.00%	0.89%	1.00%
Nonperforming assets to total assets	0.60%	0.72%	0.80%	0.64%	0.69%	0.60%	0.69%
Classified assets to total assets	1.08%	1.13%	1.34%	1.48%	1.70%	1.08%	1.70%
Net charge-offs to average loans (annualized)	0.22%	0.13%	0.14%	0.17%	0.05%	0.17%	0.08%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) September 30, 2017 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2017	2016	% Change	2017	2016	% Change
Interest income
Loans and leases, including fees	$71,148	$66,997	6.2%	$205,764	$194,820	5.6%
Investment securities
Taxable	13,150	10,326	27.3%	37,356	32,405	15.3%
Tax-exempt	1,537	1,083	41.9%	4,347	3,401	27.8%
Total investment securities interest	14,687	11,409	28.7%	41,703	35,806	16.5%
Other earning assets	(917)	(1,081)	15.2%	(2,932)	(3,323)	11.8%
Total interest income	84,918	77,325	9.8%	244,535	227,303	7.6%

Interest expense
Deposits	10,335	5,600	84.6%	25,939	16,587	56.4%
Short-term borrowings	2,566	1,368	87.6%	6,049	3,591	68.4%
Long-term borrowings	1,538	1,539	(0.1)%	4,616	4,620	(0.1)%
Total interest expense	14,439	8,507	69.7%	36,604	24,798	47.6%
Net interest income	70,479	68,818	2.4%	207,931	202,505	2.7%
Provision for loan and lease losses	2,953	1,687	75.0%	3,787	7,379	(48.7)%
Net interest income after provision for loan and lease losses	67,526	67,131	0.6%	204,144	195,126	4.6%

Noninterest income
Service charges on deposit accounts	5,169	5,056	2.2%	14,585	13,892	5.0%
Trust and wealth management fees	3,324	3,236	2.7%	10,476	9,959	5.2%
Bankcard income	3,272	2,984	9.7%	9,908	8,996	10.1%
Client derivative fees	1,779	1,210	47.0%	4,371	4,104	6.5%
Net gains from sales of loans	1,455	2,066	(29.6)%	3,998	5,093	(21.5)%
Net gains on sale of investment securities	276	398	(30.7)%	1,630	234	N/M
Other	7,667	1,999	N/M	12,792	10,377	23.3%
Total noninterest income	22,942	16,949	35.4%	57,760	52,655	9.7%

Noninterest expenses
Salaries and employee benefits	33,827	32,093	5.4%	97,121	91,234	6.5%
Net occupancy	4,328	4,543	(4.7)%	13,145	13,991	(6.0)%
Furniture and equipment	2,161	2,139	1.0%	6,474	6,482	(0.1)%
Data processing	3,455	2,828	22.2%	10,254	8,311	23.4%
Marketing	649	641	1.2%	2,141	2,507	(14.6)%
Communication	430	527	(18.4)%	1,345	1,485	(9.4)%
Professional services	2,030	1,460	39.0%	5,257	4,572	15.0%
State intangible tax	721	639	12.8%	2,163	1,917	12.8%
FDIC assessments	1,051	1,048	0.3%	3,001	3,292	(8.8)%
Loss (gain) - other real estate owned	237	(112)	N/M	423	(259)	N/M
Other	5,554	5,299	4.8%	15,720	17,706	(11.2)%
Total noninterest expenses	54,443	51,105	6.5%	157,044	151,238	3.8%
Income before income taxes	36,025	32,975	9.2%	104,860	96,543	8.6%
Income tax expense	11,199	10,125	10.6%	32,884	31,311	5.0%
Net income	$24,826	$22,850	8.6%	$71,976	$65,232	10.3%

ADDITIONAL DATA
Net earnings per share - basic	$0.40	$0.37		$1.17	$1.07
Net earnings per share - diluted	$0.40	$0.37		$1.16	$1.05
Dividends declared per share	$0.17	$0.16		$0.51	$0.48

Return on average assets	1.13%	1.09%		1.12%	1.06%
Return on average shareholders' equity	10.85%	10.62%		10.82%	10.39%

Interest income	$84,918	$77,325	9.8%	$244,535	$227,303	7.6%
Tax equivalent adjustment	1,353	1,028	31.6%	3,872	3,138	23.4%
Interest income - tax equivalent	86,271	78,353	10.1%	248,407	230,441	7.8%
Interest expense	14,439	8,507	69.7%	36,604	24,798	47.6%
Net interest income - tax equivalent	$71,832	$69,846	2.8%	$211,803	$205,643	3.0%

Net interest margin	3.50%	3.61%		3.54%	3.61%
Net interest margin (fully tax equivalent) (1)	3.57%	3.66%		3.61%	3.67%

Full-time equivalent employees	1,363	1,402

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2017
	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$71,148	$67,748	$66,868	$205,764	5.0%
Investment securities
Taxable	13,150	12,598	11,608	37,356	4.4%
Tax-exempt	1,537	1,457	1,353	4,347	5.5%
Total investment securities interest	14,687	14,055	12,961	41,703	4.5%
Other earning assets	(917)	(1,014)	(1,001)	(2,932)	9.6%
Total interest income	84,918	80,789	78,828	244,535	5.1%

Interest expense
Deposits	10,335	8,679	6,925	25,939	19.1%
Short-term borrowings	2,566	2,051	1,432	6,049	25.1%
Long-term borrowings	1,538	1,539	1,539	4,616	(0.1)%
Total interest expense	14,439	12,269	9,896	36,604	17.7%
Net interest income	70,479	68,520	68,932	207,931	2.9%
Provision for loan and lease losses	2,953	467	367	3,787	N/M
Net interest income after provision for loan and lease losses	67,526	68,053	68,565	204,144	(0.8)%

Noninterest income
Service charges on deposit accounts	5,169	4,772	4,644	14,585	8.3%
Trust and wealth management fees	3,324	3,405	3,747	10,476	(2.4)%
Bankcard income	3,272	3,501	3,135	9,908	(6.5)%
Client derivative fees	1,779	1,489	1,103	4,371	19.5%
Net gains from sales of loans	1,455	1,327	1,216	3,998	9.6%
Net gains on sale of investment securities	276	838	516	1,630	(67.1)%
Other	7,667	2,122	3,003	12,792	N/M
Total noninterest income	22,942	17,454	17,364	57,760	31.4%

Noninterest expenses
Salaries and employee benefits	33,827	31,544	31,750	97,121	7.2%
Net occupancy	4,328	4,302	4,515	13,145	0.6%
Furniture and equipment	2,161	2,136	2,177	6,474	1.2%
Data processing	3,455	3,501	3,298	10,254	(1.3)%
Marketing	649	982	510	2,141	(33.9)%
Communication	430	468	447	1,345	(8.1)%
Professional services	2,030	1,469	1,758	5,257	38.2%
State intangible tax	721	721	721	2,163	0.0%
FDIC assessments	1,051	1,018	932	3,001	3.2%
Loss (gain) - other real estate owned	237	162	24	423	46.3%
Other	5,554	5,253	4,913	15,720	5.7%
Total noninterest expenses	54,443	51,556	51,045	157,044	5.6%
Income before income taxes	36,025	33,951	34,884	104,860	6.1%
Income tax expense	11,199	11,215	10,470	32,884	(0.1)%
Net income	$24,826	$22,736	$24,414	$71,976	9.2%

ADDITIONAL DATA
Net earnings per share - basic	$0.40	$0.37	$0.40	$1.17
Net earnings per share - diluted	$0.40	$0.37	$0.39	$1.16
Dividends declared per share	$0.17	$0.17	$0.17	$0.51

Return on average assets	1.13%	1.06%	1.18%	1.12%
Return on average shareholders' equity	10.85%	10.25%	11.36%	10.82%

Interest income	$84,918	$80,789	$78,828	$244,535	5.1%
Tax equivalent adjustment	1,353	1,294	1,225	3,872	4.6%
Interest income - tax equivalent	86,271	82,083	80,053	248,407	5.1%
Interest expense	14,439	12,269	9,896	36,604	17.7%
Net interest income - tax equivalent	$71,832	$69,814	$70,157	$211,803	2.9%

Net interest margin	3.50%	3.50%	3.63%	3.54%
Net interest margin (fully tax equivalent) (1)	3.57%	3.56%	3.70%	3.61%

Full-time equivalent employees	1,363	1,429	1,424

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2016
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$67,883	$66,997	$64,424	$63,399	$262,703
Investment securities
Taxable	10,698	10,326	10,706	11,373	43,103
Tax-exempt	1,134	1,083	1,156	1,162	4,535
Total investment securities interest	11,832	11,409	11,862	12,535	47,638
Other earning assets	(1,068)	(1,081)	(1,103)	(1,139)	(4,391)
Total interest income	78,647	77,325	75,183	74,795	305,950

Interest expense
Deposits	6,026	5,600	5,457	5,530	22,613
Short-term borrowings	915	1,368	1,053	1,170	4,506
Long-term borrowings	1,540	1,539	1,541	1,540	6,160
Total interest expense	8,481	8,507	8,051	8,240	33,279
Net interest income	70,166	68,818	67,132	66,555	272,671
Provision for loan and lease losses	2,761	1,687	4,037	1,655	10,140
Net interest income after provision for loan and lease losses	67,405	67,131	63,095	64,900	262,531

Noninterest income
Service charges on deposit accounts	5,041	5,056	4,455	4,381	18,933
Trust and wealth management fees	3,241	3,236	3,283	3,440	13,200
Bankcard income	3,136	2,984	3,130	2,882	12,132
Client derivative fees	466	1,210	1,799	1,095	4,570
Net gains from sales of loans	1,711	2,066	1,846	1,181	6,804
Net gains on sale of investment securities	0	398	(188)	24	234
Other	3,351	1,999	5,869	2,509	13,728
Total noninterest income	16,946	16,949	20,194	15,512	69,601

Noninterest expenses
Salaries and employee benefits	31,127	32,093	29,526	29,615	122,361
Net occupancy	4,338	4,543	4,491	4,957	18,329
Furniture and equipment	2,181	2,139	2,130	2,213	8,663
Data processing	3,095	2,828	2,765	2,718	11,406
Marketing	1,458	641	801	1,065	3,965
Communication	404	527	477	481	1,889
Professional services	1,731	1,460	1,299	1,813	6,303
State intangible tax	117	639	639	639	2,034
FDIC assessments	1,001	1,048	1,112	1,132	4,293
Loss (gain) - other real estate owned	(953)	(112)	43	(190)	(1,212)
Other	5,664	5,299	6,130	6,277	23,370
Total noninterest expenses	50,163	51,105	49,413	50,720	201,401
Income before income taxes	34,188	32,975	33,876	29,692	130,731
Income tax expense	10,894	10,125	11,308	9,878	42,205
Net income	$23,294	$22,850	$22,568	$19,814	$88,526

ADDITIONAL DATA
Net earnings per share - basic	$0.38	$0.37	$0.37	$0.32	$1.45
Net earnings per share - diluted	$0.38	$0.37	$0.36	$0.32	$1.43
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	1.11%	1.09%	1.11%	0.98%	1.07%
Return on average shareholders' equity	10.73%	10.62%	10.84%	9.70%	10.48%

Interest income	$78,647	$77,325	$75,183	$74,795	$305,950
Tax equivalent adjustment	1,077	1,028	1,058	1,052	4,215
Interest income - tax equivalent	79,724	78,353	76,241	75,847	310,165
Interest expense	8,481	8,507	8,051	8,240	33,279
Net interest income - tax equivalent	$71,243	$69,846	$68,190	$67,607	$276,886

Net interest margin	3.66%	3.61%	3.61%	3.62%	3.62%
Net interest margin (fully tax equivalent) (1)	3.71%	3.66%	3.67%	3.68%	3.68%

Full-time equivalent employees	1,420	1,402	1,403	1,390

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2017	2017	2017	2016	2016	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$117,840	$117,478	$117,914	$121,598	$117,982	0.3%	(0.1)%
Interest-bearing deposits with other banks	34,787	29,839	39,058	82,450	16,765	16.6%	107.5%
Investment securities available-for-sale	1,286,770	1,298,578	1,220,046	1,039,870	1,120,494	(0.9)%	14.8%
Investment securities held-to-maturity	669,816	696,269	730,796	763,254	628,497	(3.8)%	6.6%
Other investments	53,198	53,285	50,996	51,077	51,170	(0.2)%	4.0%
Loans held for sale	16,466	11,939	7,657	13,135	17,414	37.9%	(5.4)%
Loans and leases
Commercial and industrial	1,886,093	1,824,589	1,779,635	1,781,948	1,782,782	3.4%	5.8%
Lease financing	86,014	88,152	88,888	93,108	96,046	(2.4)%	(10.4)%
Construction real estate	420,941	443,112	446,332	399,434	380,349	(5.0)%	10.7%
Commercial real estate	2,523,387	2,471,655	2,398,235	2,427,577	2,468,083	2.1%	2.2%
Residential real estate	477,964	490,398	486,601	500,980	507,715	(2.5)%	(5.9)%
Home equity	494,342	464,066	458,974	460,388	463,702	6.5%	6.6%
Installment	43,650	47,654	52,063	50,639	47,825	(8.4)%	(8.7)%
Credit card	44,646	44,139	43,354	43,408	43,009	1.1%	3.8%
Total loans	5,977,037	5,873,765	5,754,082	5,757,482	5,789,511	1.8%	3.2%
Less:
Allowance for loan and lease losses	54,534	54,873	56,326	57,961	57,618	(0.6)%	(5.4)%
Net loans	5,922,503	5,818,892	5,697,756	5,699,521	5,731,893	1.8%	3.3%
Premises and equipment	126,790	128,956	131,808	131,579	132,082	(1.7)%	(4.0)%
Goodwill and other intangibles	209,730	210,045	210,324	210,625	210,888	(0.1)%	(0.5)%
Accrued interest and other assets	323,789	344,761	324,815	324,858	341,296	(6.1)%	(5.1)%
Total Assets	$8,761,689	$8,710,042	$8,531,170	$8,437,967	$8,368,481	0.6%	4.7%

LIABILITIES
Deposits
Interest-bearing demand	$1,518,011	$1,496,173	$1,494,892	$1,513,771	$1,494,529	1.5%	1.6%
Savings	2,434,086	2,398,262	2,284,821	2,142,189	2,005,407	1.5%	21.4%
Time	1,188,597	1,097,911	1,202,563	1,321,843	1,346,736	8.3%	(11.7)%
Total interest-bearing deposits	5,140,694	4,992,346	4,982,276	4,977,803	4,846,672	3.0%	6.1%
Noninterest-bearing	1,585,396	1,476,563	1,547,600	1,547,985	1,492,011	7.4%	6.3%
Total deposits	6,726,090	6,468,909	6,529,876	6,525,788	6,338,683	4.0%	6.1%
Federal funds purchased and securities sold
under agreements to repurchase	45,532	130,633	52,484	120,212	77,936	(65.1)%	(41.6)%
FHLB short-term borrowings	818,200	957,700	806,700	687,700	848,300	(14.6)%	(3.5)%
Total short-term borrowings	863,732	1,088,333	859,184	807,912	926,236	(20.6)%	(6.7)%
Long-term debt	119,615	119,669	119,629	119,589	119,549	0.0%	0.1%
Total borrowed funds	983,347	1,208,002	978,813	927,501	1,045,785	(18.6)%	(6.0)%
Accrued interest and other liabilities	137,298	135,014	142,416	119,454	122,876	1.7%	11.7%
Total Liabilities	7,846,735	7,811,925	7,651,105	7,572,743	7,507,344	0.4%	4.5%

SHAREHOLDERS' EQUITY
Common stock	571,750	569,302	567,911	570,382	569,199	0.4%	0.4%
Retained earnings	477,588	463,250	451,073	437,188	423,800	3.1%	12.7%
Accumulated other comprehensive loss	(20,379)	(22,222)	(26,639)	(28,443)	(17,522)	(8.3)%	16.3%
Treasury stock, at cost	(114,005)	(112,213)	(112,280)	(113,903)	(114,340)	1.6%	(0.3)%
Total Shareholders' Equity	914,954	898,117	880,065	865,224	861,137	1.9%	6.2%
Total Liabilities and Shareholders' Equity	$8,761,689	$8,710,042	$8,531,170	$8,437,967	$8,368,481	0.6%	4.7%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
ASSETS
Cash and due from banks	$111,984	$116,123	$115,719	$122,130	$116,441	$114,595	$118,542
Interest-bearing deposits with other banks	37,199	20,293	40,985	19,557	22,116	32,812	22,696
Investment securities	2,041,785	2,035,334	1,906,699	1,816,944	1,811,240	1,995,101	1,872,958
Loans held for sale	12,705	9,243	8,125	14,729	11,197	10,041	12,052
Loans and leases
Commercial and industrial	1,843,677	1,778,523	1,782,829	1,767,570	1,786,461	1,801,899	1,732,191
Lease financing	85,649	86,880	89,549	93,817	96,518	87,345	97,183
Construction real estate	408,373	447,716	414,038	376,616	380,894	423,355	350,642
Commercial real estate	2,497,170	2,418,355	2,390,004	2,470,280	2,400,308	2,435,569	2,322,277
Residential real estate	489,508	490,709	497,412	503,711	512,341	492,514	510,681
Home equity	473,988	462,431	459,821	461,177	466,062	465,465	466,317
Installment	45,911	51,275	50,722	49,071	47,428	49,285	44,532
Credit card	45,072	44,478	44,013	43,894	42,564	44,525	41,622
Total loans	5,889,348	5,780,367	5,728,388	5,766,136	5,732,576	5,799,957	5,565,445
Less:
Allowance for loan and lease losses	55,326	57,379	58,461	58,733	58,284	57,044	56,231
Net loans	5,834,022	5,722,988	5,669,927	5,707,403	5,674,292	5,742,913	5,509,214
Premises and equipment	128,539	131,654	132,384	132,414	133,360	130,845	136,543
Goodwill and other intangibles	209,933	210,215	210,513	210,768	211,029	210,218	211,365
Accrued interest and other assets	340,750	337,111	324,719	335,967	342,481	334,252	332,000
Total Assets	$8,716,917	$8,582,961	$8,409,071	$8,359,912	$8,322,156	$8,570,777	$8,215,370

LIABILITIES
Deposits
Interest-bearing demand	$1,494,367	$1,483,186	$1,484,427	$1,540,755	$1,447,226	$1,487,363	$1,440,638
Savings	2,494,592	2,408,950	2,224,708	2,093,557	2,015,602	2,377,072	1,998,727
Time	1,181,406	1,164,087	1,233,631	1,378,301	1,284,059	1,192,850	1,348,345
Total interest-bearing deposits	5,170,365	5,056,223	4,942,766	5,012,613	4,746,887	5,057,285	4,787,710
Noninterest-bearing	1,510,032	1,513,995	1,499,097	1,544,598	1,453,842	1,507,748	1,427,323
Total deposits	6,680,397	6,570,218	6,441,863	6,557,211	6,200,729	6,565,033	6,215,033
Federal funds purchased and securities sold
under agreements to repurchase	71,315	62,893	88,048	93,452	87,343	74,024	87,715
FHLB short-term borrowings	808,842	812,588	760,673	602,720	946,096	794,211	854,619
Total short-term borrowings	880,157	875,481	848,721	696,172	1,033,439	868,235	942,334
Long-term debt	119,661	119,651	119,605	119,756	119,603	119,639	119,577
Total borrowed funds	999,818	995,132	968,326	815,928	1,153,042	987,874	1,061,911
Accrued interest and other liabilities	128,645	128,007	127,667	123,264	112,089	128,110	99,929
Total Liabilities	7,808,860	7,693,357	7,537,856	7,496,403	7,465,860	7,681,017	7,376,873

SHAREHOLDERS' EQUITY
Common stock	570,216	568,654	570,058	569,779	568,203	569,643	568,812
Retained earnings	470,591	456,648	442,104	430,402	419,901	456,552	407,527
Accumulated other comprehensive loss	(19,940)	(23,414)	(27,569)	(22,436)	(17,701)	(23,613)	(21,907)
Treasury stock, at cost	(112,810)	(112,284)	(113,378)	(114,236)	(114,107)	(112,822)	(115,935)
Total Shareholders' Equity	908,057	889,604	871,215	863,509	856,296	889,760	838,497
Total Liabilities and Shareholders' Equity	$8,716,917	$8,582,961	$8,409,071	$8,359,912	$8,322,156	$8,570,777	$8,215,370

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	September 30, 2017		June 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$2,041,785	2.85%	$2,035,334	2.77%	$1,811,240	2.50%	$1,995,101	2.79%	$1,872,958	2.56%
Interest-bearing deposits with other banks	37,199	1.28%	20,293	1.11%	22,116	0.54%	32,812	1.05%	22,696	0.52%
Gross loans (1)	5,910,985	4.71%	5,799,937	4.61%	5,757,804	4.54%	5,820,248	4.65%	5,593,016	4.58%
Total earning assets	7,989,969	4.22%	7,855,564	4.13%	7,591,160	4.04%	7,848,161	4.17%	7,488,670	4.06%

Nonearning assets
Allowance for loan and lease losses	(55,326)		(57,379)		(58,284)		(57,044)		(56,231)
Cash and due from banks	111,984		116,123		116,441		114,595		118,542
Accrued interest and other assets	670,290		668,653		672,839		665,065		664,389
Total assets	$8,716,917		$8,582,961		$8,322,156		$8,570,777		$8,215,370

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,494,367	0.33%	$1,483,186	0.27%	$1,447,226	0.15%	$1,487,363	0.27%	$1,440,638	0.14%
Savings	2,494,592	0.82%	2,408,950	0.69%	2,015,602	0.27%	2,377,072	0.67%	1,998,727	0.26%
Time	1,181,406	1.32%	1,164,087	1.23%	1,284,059	1.14%	1,192,850	1.24%	1,348,345	1.10%
Total interest-bearing deposits	5,170,365	0.79%	5,056,223	0.69%	4,746,887	0.47%	5,057,285	0.69%	4,787,710	0.46%
Borrowed funds
Short-term borrowings	880,157	1.16%	875,481	0.94%	1,033,439	0.53%	868,235	0.93%	942,334	0.51%
Long-term debt	119,661	5.10%	119,651	5.16%	119,603	5.11%	119,639	5.16%	119,577	5.17%
Total borrowed funds	999,818	1.63%	995,132	1.45%	1,153,042	1.00%	987,874	1.44%	1,061,911	1.03%
Total interest-bearing liabilities	6,170,183	0.93%	6,051,355	0.81%	5,899,929	0.57%	6,045,159	0.81%	5,849,621	0.57%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,510,032		1,513,995		1,453,842		1,507,748		1,427,323
Other liabilities	128,645		128,007		112,089		128,110		99,929
Shareholders' equity	908,057		889,604		856,296		889,760		838,497
Total liabilities & shareholders' equity	$8,716,917		$8,582,961		$8,322,156		$8,570,777		$8,215,370

Net interest income	$70,479		$68,520		$68,818		$207,931		$202,505
Net interest spread		3.29%		3.32%		3.47%		3.36%		3.49%
Net interest margin		3.50%		3.50%		3.61%		3.54%		3.61%

Tax equivalent adjustment		0.07%		0.06%		0.05%		0.07%		0.06%
Net interest margin (fully tax equivalent)		3.57%		3.56%		3.66%		3.61%		3.67%

(1) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$426	$206	$632	$1,620	$1,658	$3,278	$3,344	$2,553	$5,897
Interest-bearing deposits with other banks	9	55	64	41	49	90	89	79	168
Gross loans (2)	1,368	2,065	3,433	2,408	1,817	4,225	3,258	7,909	11,167
Total earning assets	1,803	2,326	4,129	4,069	3,524	7,593	6,691	10,541	17,232

Interest-bearing liabilities
Total interest-bearing deposits	$1,318	$338	$1,656	$3,889	$846	$4,735	$7,969	$1,383	$9,352
Borrowed funds
Short-term borrowings	474	41	515	1,645	(447)	1,198	2,974	(516)	2,458
Long-term debt	(18)	17	(1)	(2)	1	(1)	(6)	2	(4)
Total borrowed funds	456	58	514	1,643	(446)	1,197	2,968	(514)	2,454
Total interest-bearing liabilities	1,774	396	2,170	5,532	400	5,932	10,937	869	11,806
Net interest income (1)	$29	$1,930	$1,959	$(1,463)	$3,124	$1,661	$(4,246)	$9,672	$5,426

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2017	2017	2017	2016	2016	2017	2016
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$54,873	$56,326	$57,961	$57,618	$56,708	$57,961	$53,398
Provision for loan and lease losses	2,953	467	367	2,761	1,687	3,787	7,379
Gross charge-offs
Commercial and industrial	4,122	3,065	1,743	1,590	296	8,930	1,040
Lease financing	0	0	0	0	0	0	0
Construction real estate	0	0	0	(2)	64	0	95
Commercial real estate	58	485	485	990	1,135	1,028	3,993
Residential real estate	23	223	61	224	90	307	163
Home equity	71	384	180	232	475	635	1,213
Installment	24	126	49	60	223	199	326
Credit card	201	215	232	326	267	648	864
Total gross charge-offs	4,499	4,498	2,750	3,420	2,550	11,747	7,694
Recoveries
Commercial and industrial	325	693	262	186	327	1,280	969
Lease financing	0	1	0	0	0	1	1
Construction real estate	0	89	0	51	6	89	234
Commercial real estate	585	1,398	256	382	997	2,239	2,120
Residential real estate	70	59	9	54	38	138	182
Home equity	110	222	106	144	257	438	576
Installment	74	43	71	118	56	188	217
Credit card	43	73	44	67	92	160	236
Total recoveries	1,207	2,578	748	1,002	1,773	4,533	4,535
Total net charge-offs	3,292	1,920	2,002	2,418	777	7,214	3,159
Ending allowance for loan and lease losses	$54,534	$54,873	$56,326	$57,961	$57,618	$54,534	$57,618

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.82%	0.53%	0.34%	0.32%	(0.01)%	0.57%	0.01%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Construction real estate	0.00%	(0.08)%	0.00%	(0.06)%	0.06%	(0.03)%	(0.05)%
Commercial real estate	(0.08)%	(0.15)%	0.04%	0.10%	0.02%	(0.07)%	0.11%
Residential real estate	(0.04)%	0.13%	0.04%	0.13%	0.04%	0.05%	0.00%
Home equity	(0.03)%	0.14%	0.07%	0.08%	0.19%	0.06%	0.18%
Installment	(0.43)%	0.65%	(0.18)%	(0.47)%	1.40%	0.03%	0.33%
Credit card	1.39%	1.28%	1.73%	2.35%	1.64%	1.47%	2.02%
Total net charge-offs	0.22%	0.13%	0.14%	0.17%	0.05%	0.17%	0.08%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$9,026	$15,099	$9,249	$2,419	$3,201	$9,026	$3,201
Lease financing	87	94	102	195	214	87	214
Construction real estate	824	1,075	1,075	0	0	824	0
Commercial real estate	12,244	12,617	14,324	6,098	5,985	12,244	5,985
Residential real estate	4,333	4,442	4,520	5,251	4,759	4,333	4,759
Home equity	3,364	2,937	3,571	3,400	3,815	3,364	3,815
Installment	240	307	322	367	327	240	327
Nonaccrual loans	30,118	36,571	33,163	17,730	18,301	30,118	18,301
Accruing troubled debt restructurings (TDRs)	19,692	20,135	29,948	30,240	32,164	19,692	32,164
Total nonperforming loans	49,810	56,706	63,111	47,970	50,465	49,810	50,465
Other real estate owned (OREO)	3,116	5,961	5,300	6,284	7,577	3,116	7,577
Total nonperforming assets	52,926	62,667	68,411	54,254	58,042	52,926	58,042
Accruing loans past due 90 days or more	84	124	96	142	130	84	130
Total underperforming assets	$53,010	$62,791	$68,507	$54,396	$58,172	$53,010	$58,172
Total classified assets	$94,320	$98,391	$114,550	$125,155	$142,169	$94,320	$142,169

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	181.07%	150.05%	169.85%	326.91%	314.84%	181.07%	314.84%
Nonperforming loans	109.48%	96.77%	89.25%	120.83%	114.17%	109.48%	114.17%
Total ending loans	0.91%	0.93%	0.98%	1.01%	1.00%	0.91%	1.00%
Nonperforming loans to total loans	0.83%	0.97%	1.10%	0.83%	0.87%	0.83%	0.87%
Nonperforming assets to
Ending loans, plus OREO	0.89%	1.07%	1.19%	0.94%	1.00%	0.89%	1.00%
Total assets	0.60%	0.72%	0.80%	0.64%	0.69%	0.60%	0.69%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.56%	0.72%	0.67%	0.42%	0.45%	0.56%	0.45%
Total assets	0.38%	0.49%	0.45%	0.28%	0.31%	0.38%	0.31%
Classified assets to total assets	1.08%	1.13%	1.34%	1.48%	1.70%	1.08%	1.70%

(1) Nonaccrual loans include nonaccrual TDRs of $9.1 million, $9.4 million, $7.8 million, $5.1 million, and $5.6 million, as of September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2017	2017	2017	2016	2016	2017	2016
PER COMMON SHARE
Market Price
High	$28.50	$28.95	$28.90	$29.35	$22.52	$28.95	$22.52
Low	$23.10	$25.05	$26.00	$21.05	$18.83	$23.10	$14.91
Close	$26.15	$27.70	$27.45	$28.45	$21.84	$26.15	$21.84

Average shares outstanding - basic	61,577,619	61,543,478	61,398,414	61,311,068	61,280,283	61,507,160	61,170,845
Average shares outstanding - diluted	62,189,637	62,234,022	62,140,384	62,080,683	62,086,067	62,185,874	61,962,961
Ending shares outstanding	62,061,465	62,141,071	62,134,285	61,979,552	61,952,873	62,061,465	61,952,873

Total shareholders' equity	$914,954	$898,117	$880,065	$865,224	$861,137	$914,954	$861,137

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$746,730	$731,024	$716,678	$703,891	$688,363	$746,730	$688,363
Common equity tier 1 capital ratio	10.53%	10.54%	10.59%	10.46%	10.20%	10.53%	10.20%
Tier 1 capital	$746,834	$731,128	$716,782	$703,995	$688,467	$746,834	$688,467
Tier 1 ratio	10.53%	10.54%	10.59%	10.46%	10.20%	10.53%	10.20%
Total capital	$920,642	$905,222	$892,161	$881,158	$865,248	$920,642	$865,248
Total capital ratio	12.98%	13.05%	13.19%	13.10%	12.82%	12.98%	12.82%
Total capital in excess of minimum
requirement	$264,751	$263,580	$266,367	$300,804	$282,996	$264,751	$282,996
Total risk-weighted assets	$7,090,714	$6,936,665	$6,765,336	$6,728,737	$6,750,750	$7,090,714	$6,750,750
Leverage ratio	8.74%	8.69%	8.69%	8.60%	8.45%	8.74%	8.45%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.44%	10.31%	10.32%	10.25%	10.29%	10.44%	10.29%
Ending tangible shareholders' equity to ending tangible assets	8.25%	8.09%	8.05%	7.96%	7.97%	8.25%	7.97%
Average shareholders' equity to average assets	10.42%	10.36%	10.36%	10.33%	10.29%	10.38%	10.21%
Average tangible shareholders' equity to average tangible assets	8.21%	8.12%	8.06%	8.01%	7.96%	8.13%	7.84%